Exhibit 99.1
Execution Version

THIRD AMENDMENT TO
CREDIT AGREEMENT
dated as of
July 10, 2009
among
ATLAS ENERGY RESOURCES, LLC,
as Parent Guarantor,
ATLAS ENERGY OPERATING COMPANY, LLC,
as Borrower,
JPMORGAN CHASE BANK, N.A.,
as Administrative Agent,
and
The Lenders Party Hereto

WACHOVIA BANK, NATIONAL ASSOCIATION,
as Syndication Agent,
and
BANK OF AMERICA, N.A.,
BNP PARIBAS,
ROYAL BANK OF CANADA,
and
UBS LOAN FINANCE LLC,
as Co-Documentation Agents

J.P. MORGAN SECURITIES INC.,
as Sole Lead Arranger and Sole Bookrunner

THIRD AMENDMENT TO CREDIT AGREEMENT
     THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this “Third Amendment”) dated as of July 10, 2009, is among ATLAS ENERGY RESOURCES, LLC, a Delaware limited liability company, as the Parent Guarantor, ATLAS ENERGY OPERATING COMPANY, LLC, as the Borrower, JPMORGAN CHASE BANK, N.A., as Administrative Agent, WACHOVIA BANK, NATIONAL ASSOCIATION, as Syndication Agent, and BANK OF AMERICA, N.A., BNP PARIBAS, ROYAL BANK OF CANADA and UBS LOAN FINANCE LLC, each as a Documentation Agent, and the Lenders party hereto.
R E C I T A L S
     A. The Parent Guarantor, the Borrower, the Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of June 29, 2007 (as amended by that certain First Amendment dated as of October 25, 2007 and as further amended by that certain Second Amendment dated as of April 9, 2009, the “Credit Agreement”), pursuant to which the Lenders have made certain loans to and extensions of credit for the account of the Borrower.
     B. The Parent Guarantor and the Borrower have requested and the Majority Lenders have agreed to amend certain provisions of the Credit Agreement as set forth in this Third Amendment, in order to, among other things, permit the Merger in accordance with the Merger Documents.
     C. NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1. Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement. Unless otherwise indicated, all article and section references in this Third Amendment refer to articles and sections of the Credit Agreement.
Section 2. Amendments to Credit Agreement.
     2.1 Amendments to Section 1.02.
               (a) The definition of “Agreement” is hereby deleted and replaced in its entirety to read as follows:
          “Agreement” means this Credit Agreement, as amended by the First Amendment, the Second Amendment and the Third Amendment and as the same may from time to time be amended, modified, supplemented or restated.
               (b) The definition of “Change in Control” is hereby deleted and replaced in its entirety to read as follows:

     “Change in Control” means the occurrence of one or more of the following: (a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group of Persons acting in concert as a partnership or other “group” (within the meaning of the Securities Exchange Act of 1934 and the rules of the SEC thereunder as in effect on the date hereof) of Equity Interests representing more than 35% of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of the Sponsor (or its successor by merger, consolidation or purchase of all or substantially all of its assets); (b) the Sponsor ceases to own, directly or indirectly, beneficially or of record, at least 65% of the issued and outstanding Equity Interests in the Parent Guarantor; (c) occupation of a majority of the seats (other than vacant seats) on the board of directors of the Sponsor by Persons who were neither (i) nominated by the board of directors of the Sponsor nor (ii) appointed by directors so nominated; (d) the Parent Guarantor ceases to be the sole member of the Borrower; or (e) the Sponsor and/or one or more of its directly or indirectly wholly-owned Subsidiaries ceases to own, directly or indirectly, beneficially or of record, at least 51% of the issued and outstanding voting Equity Interests of Atlas Energy Management, Inc., a Delaware corporation.
          (c) The following definition is hereby added where alphabetically appropriate to read as follows:
     “Merger” means the merger of the Merger Sub with and into the Parent Guarantor pursuant to the Merger Documents.
     “Merger Documents” means that certain Agreement and Plan of Merger dated as of April 27, 2009, as it may be amended from time to time, and all other agreements, instruments and documents executed in connection with the Merger as previously disclosed to the Administrative Agent.
     “Merger Sub” means ATLS Merger Sub, LLC, a Delaware limited liability company and wholly-owned Subsidiary of the Sponsor formed pursuant to the Merger Documents.
     “Sponsor” means Atlas Energy, Inc., a Delaware corporation, which may be renamed “Atlas Energy, Inc.” in connection with the Merger through a merger or otherwise.”
     “Third Amendment” means the Third Amendment to Credit Agreement dated as of July 10, 2009 among the Parent Guarantor, the Borrower, the Administrative Agent, the Syndication Agent, the Documentations Agents and the Lenders party thereto.
          (d) The definition of “Available Cash” is hereby deleted.
     2.2 Section 7.09(d). Section 7.09(d) is hereby deleted and replaced in its entirety to read as follows:

     (d) for any Restricted Payment, provided that if the Borrowing Base Utilization Percentage is equal to or exceeds 90% before or after giving effect to the requested Loan or Letter of Credit, then no proceeds of any Loan or any Letter of Credit may be used to fund Restricted Payments under Section 9.04(a)(i)(4).
     2.3 Section 9.03(d). Section 9.03(d) is hereby amended to delete the reference “Section 9.20(d)” and replace such deleted reference with the reference “Section 9.19(d)”.
     2.4 Section 9.04. Section 9.04(a) is hereby deleted and replaced in its entirety to read as follows:
     (a) Restricted Payments. The Parent Guarantor will not, and will not permit any of its Subsidiaries to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, return any capital to its stockholders or make any distribution of its Property to its Equity Interest holders, except (i) the Parent Guarantor may (1) declare and pay dividends with respect to its Equity Interests payable solely in additional shares of its Equity Interests (other than Disqualified Capital Stock), (2) for each tax period during which the Parent Guarantor is treated as a partnership or a disregarded entity for federal, state or local income tax purposes or is filing a consolidated or combined federal, state or local income tax return with the Sponsor (or other parent), make federal, state and local tax distributions, as applicable, to the Sponsor (or other parent) up to an amount equal to the aggregate income of the Parent Guarantor and its Subsidiaries for such tax period, multiplied by the highest marginal rate that applies to the income of such Sponsor (or such other parent) for such tax period, (3) make a one time Restricted Payment to exchange certain Equity Interests of the Parent Guarantor for certain Equity Interests in the Sponsor pursuant to the Merger and (4) so long as no Default, Event of Default or Borrowing Base deficiency has occurred and is continuing or would result therefrom, and subject to the proviso in Section 7.09(d), make cash dividends in each fiscal year in an amount not to exceed $40,000,000, provided that (A) up to $20,000,000 of any such amount above referred to in this clause (4), if not so expended in the fiscal year for which it is permitted, may be carried over for use in the next succeeding fiscal year and (B) dividends made pursuant to this clause (4) during any fiscal year shall be deemed made, first, in respect of amounts permitted for such fiscal year as provided above and, second, in respect of amounts carried over from the prior fiscal year pursuant to subclause (A) above; and (ii) Subsidiaries may declare and pay dividends ratably with respect to their Equity Interests.
     2.5 Section 9.10. Section 9.10(a) is hereby amended to add the phrase “and the Merger Sub pursuant to the Merger” after the phrase “any Subsidiary (other than the Borrower)” and before the phrase “may participate in a consolidation with the Parent Guarantor” of such subsection.

     2.6 Section 9.13. Section 9.13 is hereby amended to add the phrase “the Merger,” after the phrase “Except for” and before the phrase “Management Agreement and the” in the first line of such Section.
     2.7 Section 9.18. Section 9.18 is hereby amended to (i) delete the words “Tax Status as Partnership” from the section title and (ii) delete the sentence “The Parent Guarantor shall not alter its status as a partnership for purposes of United States Federal Income taxes.” at the beginning of such Section.
     2.8 References. All references in the Credit Agreement and the other Loan Documents to “Atlas America, Inc.” shall be deemed to refer to the “Sponsor”. All references in the Credit Agreement and the other Loan Documents to the “Credit Agreement” shall refer to the Credit Agreement as hereby amended and ratified.
Section 3. Conditions Precedent. This Third Amendment shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 12.02 of the Credit Agreement) (the “Third Amendment Effective Date”):
     3.1 The Administrative Agent shall have received from the Majority Lenders, the Borrower and each Guarantor, counterparts (in such number as may be requested by the Administrative Agent) of this Third Amendment signed on behalf of such Persons.
     3.2 The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable on or prior to the date hereof, including an amendment fee as outlined in the Atlas Energy Resources, LLC Lender Presentation dated June 23, 2009 payable to each Lender who executes a counterpart to this Third Amendment and delivers such counterpart to the Administrative Agent on or prior to July 9, 2009.
     3.3 The Administrative Agent shall have received a certificate of a Responsible Officer of the Parent Guarantor certifying that: (i) the Merger Sub and the Parent Guarantor are concurrently consummating the Merger in accordance with the terms of the Merger Documents (with all of the material conditions precedent thereto having been satisfied in all material respects by the parties thereto), (ii) attached thereto is a true and complete copy of the Certificate of Merger filed with the Delaware Secretary of State, (iii) attached thereto is a true and complete copy of the Articles of Incorporation of the Parent Guarantor, as amended, filed with the Delaware Secretary of State and (iv) attached thereto is a true and complete copy of the Operating Agreement of the Parent Guarantor, as amended.
     3.4 The Administrative Agent shall have received such other documents as the Administrative Agent or special counsel to the Administrative Agent may reasonably request.
     3.5 No Default or Event of Default shall have occurred and be continuing, both prior and after giving effect to the terms of this Third Amendment.
The Administrative Agent is hereby authorized and directed to declare this Third Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 3 or the waiver of such conditions as permitted hereby. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.
Section 4. Miscellaneous.
     4.1 Confirmation. The provisions of the Credit Agreement, as amended by this Third Amendment, shall remain in full force and effect following the effectiveness of this Third Amendment.
     4.2 Ratification and Affirmation; Representations and Warranties. Each of the Borrower and each Guarantor hereby (a) ratifies and affirms its respective obligations under, and acknowledges, renews and extends its respective continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, notwithstanding the amendments contained herein and (b) represents and warrants to the Lenders that, as of the date hereof, after giving effect to the terms of this Third Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct as of such specified earlier date, (ii) no Default has occurred and is continuing and (iii) no Material Adverse Effect shall have occurred.
     4.3 Loan Document. This Third Amendment is a “Loan Document” as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Loan Documents shall apply hereto.
     4.4 Counterparts. This Third Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Third Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.
     4.5 NO ORAL AGREEMENT. THIS THIRD AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS AND ANY SEPARATE LETTER AGREEMENTS WITH RESPECT TO FEES PAYABLE TO THE ADMINISTRATIVE AGENT CONSTITUTE THE ENTIRE CONTRACT AMONG THE PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND SUPERSEDE ANY AND ALL PREVIOUS AGREEMENTS AND UNDERSTANDINGS, ORAL OR WRITTEN, RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF. THIS THIRD AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES HERETO AND THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     4.6 GOVERNING LAW. THIS THIRD AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
     4.7 Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and expenses incurred in connection with this Third Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.
     4.8 Severability. Any provision of this Third Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
     4.9 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and its respective successors and assigns.
[SIGNATURES BEGIN NEXT PAGE]

     IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed as of the date first written above.

BORROWER:	ATLAS ENERGY OPERATING COMPANY, LLC

	By:	Atlas Energy Resources, LLC,
its sole member

By:
Matthew A. Jones
Chief Financial Officer

PARENT GUARANTOR:	ATLAS ENERGY RESOURCES, LLC,
a Delaware limited liability company

By:

Matthew A. Jones
Chief Financial Officer

GUARANTOR:	AER PIPELINE CONSTRUCTION, INC.,
a Delaware corporation

By:

Matthew A. Jones
Chief Financial Officer
[Signature Page to Third Amendment]

GUARANTORS:	AIC, LLC,
a Delaware limited liability company
ATLAS AMERICA, LLC,
a Pennsylvania limited liability company
ATLAS NOBLE, LLC,
a Delaware limited liability company
RESOURCE ENERGY, LLC,
a Delaware limited liability company
VIKING RESOURCES, LLC,
a Pennsylvania limited liability company
ATLAS ENERGY INDIANA, LLC
a Delaware limited liability company
ATLAS ENERGY MICHIGAN, LLC,
a Delaware limited liability company
ATLAS ENERGY TENNESSEE, LLC,
a Pennsylvania limited liability company

By:	Atlas Energy Operating Company, LLC,
their sole member

By:	Atlas Energy Resources, LLC,
its sole member

By:
Matthew A. Jones
Chief Financial Officer
[Signature Page to Third Amendment]

GUARANTORS:	ATLAS ENERGY OHIO, LLC,
an Ohio limited liability company
ATLAS RESOURCES, LLC,
a Pennsylvania limited liability company

	By:	AIC, LLC,
their sole member

		By:	Atlas Energy Operating Company, LLC,
its sole member

			By:	Atlas Energy Resources, LLC,
its sole member

By:
Matthew A. Jones
Chief Financial Officer

GUARANTOR:	ATLAS GAS & OIL COMPANY, LLC,
a Michigan limited liability company

	By:	Atlas Energy Michigan, LLC,
its sole member

		By:	Atlas Energy Operating Company, LLC,
its sole member

			By:	Atlas Energy Resources, LLC,
its sole member

By:

Matthew A. Jones
Chief Financial Officer
[Signature Page to Third Amendment]

GUARANTOR:	WESTSIDE PIPELINE COMPANY, LLC,
a Michigan limited liability company

	By:	Atlas Gas & Oil Company, LLC,
its sole member

		By:	Atlas Energy Michigan, LLC,
its sole member

			By:	Atlas Energy Operating Company, LLC,
its sole member

				By:	Atlas Energy Resources, LLC,
its sole member

By:
Matthew A. Jones Chief Financial Officer
[Signature Page to Third Amendment]

GUARANTORS:	REI-NY, LLC,
a Delaware limited liability company
RESOURCE WELL SERVICES, LLC,
a Delaware limited liability company

	By:	Resource Energy, LLC,
their sole member

		By:	Atlas Energy Operating Company, LLC,
its sole member

			By:	Atlas Energy Resources, LLC,
its sole member

By:
Matthew A. Jones Chief Financial Officer
[Signature Page to Third Amendment]

JPMORGAN CHASE BANK, N.A., as a Lender and as Administrative Agent

By:
Name:
Title:
[Signature Page to Third Amendment]

WACHOVIA BANK, NATIONAL
ASSOCIATION, as a Lender and as Syndication Agent

By:
Name:
Title:
[Signature Page to Third Amendment]

BANK OF AMERICA, N.A., as a Lender and as Co-Documentation Agent

By:
Name:
Title:
[Signature Page to Third Amendment]

BNP PARIBAS, as a Lender and as Co-Documentation Agent

By:
Name:
Title:

By:
Name:
Title:
[Signature Page to Third Amendment]

ROYAL BANK OF CANADA, as a Lender and as Co-Documentation Agent

By:
Name:
Title:
[Signature Page to Third Amendment]

UBS LOAN FINANCE LLC, as a Lender and as Co-Documentation Agent

By:
Name:
Title:

By:
Name:
Title:
[Signature Page to Third Amendment]

BMO CAPITAL MARKETS FINANCING, INC., as a Lender

By:
Name:
Title:
[Signature Page to Third Amendment]

THE BANK OF NOVA SCOTIA, as a Lender

By:
Name:
Title:
[Signature Page to Third Amendment]

CALYON NEW YORK BRANCH, as a Lender

By:
Name:
Title:

By:
Name:
Title:
[Signature Page to Third Amendment]

BANK OF SCOTLAND, as a Lender

By:
Name:
Title:
[Signature Page to Third Amendment]

THE ROYAL BANK OF SCOTLAND plc, as a Lender

By:
Name:
Title:
[Signature Page to Third Amendment]

RZB FINANCE LLC, as a Lender

By:
Name:
Title:
[Signature Page to Third Amendment]

CITIBANK, N.A., as a Lender

By:
Name:
Title:
[Signature Page to Third Amendment]

SOCIETE GENERALE, as a Lender

By:
Name:
Title:
[Signature Page to Third Amendment]

WELLS FARGO BANK, N.A., as a Lender

By:
Name:
Title:
[Signature Page to Third Amendment]

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:
Name:
Title:
[Signature Page to Third Amendment]

WESTLB AG NEW YORK BRANCH (f/k/a WESTDEUTSCHE LANDESBANK GIROZENTRALE), as a Lender

By:
Name:
Title:

By:
Name:
Title:
[Signature Page to Third Amendment]

COMPASS BANK, as a Lender

By:
Name:
Title:
[Signature Page to Third Amendment]

COMERICA BANK, as a Lender

By:
Name:
Title:
[Signature Page to Third Amendment]

DZ BANK AG DEUTSCHE ZENTRAL-GENOSSENSCHAFTSBANK FRANKFURT AM MAIN, NEW YORK BRANCH, as a Lender

By:
Name:
Title:

By:
Name:
Title:
[Signature Page to Third Amendment]

KEYBANK, NA, as a Lender

By:
Name:
Title:
[Signature Page to Third Amendment]

UNION BANK OF CALIFORNIA, N.A., as a Lender

By:
Name:
Title:
[Signature Page to Third Amendment]

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:
Name:
Title:
[Signature Page to Third Amendment]

MIZUHO CORPORATE BANK, LTD., as a Lender

By:
Name:
Title:
[Signature Page to Third Amendment]

FORTIS CAPITAL CORP., as a Lender

By:
Name:
Title:

By:
Name:
Title:
[Signature Page to Third Amendment]

GUARANTY BANK, as a Lender

By:
Name:
Title:
[Signature Page to Third Amendment]

CITIZENS BANK OF PENNSYLVANIA, as a Lender

By:
Name:
Title:
[Signature Page to Third Amendment]